ASSIGNMENT FOR SECURITY
                                    (Patents)


STATE OF GEORGIA           )
                           )  ss.:
COUNTY OF FULTON           )


                  WHEREAS, EDITEK, INC., a Delaware corporation (the "Assignor"), holds Letters Patent of the United States and applications for Letters Patent of the United States as set forth on Exhibit A (collectively, the "Patents"), and

                  WHEREAS, the Assignor is the sole owner of the entire right, title and interest in and to the Patents and the inventions which are the subject matter thereof, and

                  WHEREAS, Assignor has entered into that certain Loan and Security Agreement, dated of even date (as amended, supplemented or restated from time to time, the "Loan Agreement"), between Assignor, certain of its affiliates and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), and Lender has, on the date hereof, made certain loans to or for the benefit of Assignor and may make additional loans to or for the benefit of Assignor, and

                  WHEREAS, pursuant to the Loan Agreement and as a condition precedent to the extension of the financial accommodations to or for the benefit of the Assignor under the Loan Agreement, the Assignor has agreed to assign to Lender and to grant to Lender a continuing security interest in, and a continuing lien on, all of the Assignor's right, title and interest in and to the following (collectively the "Patent Collateral"),

                  (a) the Patents, together with any reissue, continuation, continuation-in-part or extension of any thereof, along with all rights, benefits and privileges derived therefrom,

                  (b)  the inventions which are the subject matter thereof, and

                  (c) all proceeds thereof, including, but not limited to, any claims and demands arising out of any infringement of the Patents, including the right to settle disputes concerning such claims and demands.

                  NOW, THEREFORE, in order to induce Lender to consummate the financial accommodations to the Assignor provided for in the Loan Agreement, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby assign to Lender and grant to Lender a continuing security interest in and a continuing lien on, the entire right, title and interest of Assignor in and to the Patent Collateral. The Patent Collateral shall serve as collateral security to Lender for the payment and performance of the Obligations (as such term is defined in the Loan Agreement) and shall constitute a part of the Collateral (as such term is defined in the Loan Agreement), and shall be subject to all of the terms and conditions of the Loan Agreement, which is incorporated herein by reference.

                  Unless and until said lien and security interest is foreclosed upon, Assignor (i) shall be deemed and is hereby licensed to remain in exclusive and undisturbed possession of the Patents, (ii) shall exclusively retain all rights to make, use, and sell the inventions claimed in the Patents, to license others under the Patents, but only in a manner consistent with the preservation of their current substance, validity, registration and the security interest granted herein, and (iii) may bring suit for the infringement of the Patents and to retain the proceeds of the foregoing. Lender need not be joined as a plaintiff in any such infringement suit; provided, that should it be necessary, in Lender's sole judgment, that Lender be joined as an indispensable party or true party in interest in any such infringement suit, Lender shall, at its option, either

                  (1) appoint Assignor its attorney in fact for the purpose of prosecuting such infringement suit on the express condition that Assignor indemnify and hold Lender harmless for any liability incurred by Lender as a result of such appointment, or

                  (2) participate actively in the prosecution of such suit.

                  Assignor further agrees (i) that while a secured party hereunder, Lender shall have no obligation or responsibility to protect or defend the Patent Collateral and Assignor shall at its own expense protect, defend and maintain the same to the extent reasonably advisable for its business, (ii) to use its best efforts to detect any infringers of the Patent Collateral, to forthwith advise Lender in writing of infringements detected, and protect, defend and maintain the Patent Collateral against any infringements,
(iii) that if Assignor fails to comply with the foregoing clauses (i) and (ii), Lender may do so in Assignor's name or in Lender's name but at Assignor's expense, and Assignor hereby agrees to reimburse Lender for all expenses, including reasonable attorneys' fees, incurred by Lender in protecting, defending and maintaining the Patent Collateral owned by Assignor, and (iv) to use the Patents only in its businesses as they are presently conducted.

                  The security interest in the Patent Collateral granted hereunder shall remain in full force and effect until the later of the termination of the Loan Agreement and the payment and satisfaction in full of the Obligations. At any time thereafter, Lender shall, if requested by Assignor, execute and deliver to Assignor, or to a third party upon Assignor's instructions, for filing with the United States Patent and Trademark Office and in each office in which any financing statement relative to the security interest granted hereby may have been filed, (i) documentation in accordance with the rules and regulations of said office, (ii) termination statements under the Uniform Commercial Code and (iii) any other documentation reasonably requested by Assignor, all as may be necessary to release Lender's interest in the Patent Collateral, and all at the cost and expense of Assignor.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its authorized officer or agent as of January ___, 1996.


                                                 EDITEK, INC.



                                                 By:

                                                 Title:

                                                 Attest:

                                                 Title:


                                                           [CORPORATE SEAL]



STATE OF GEORGIA  )
                  )  ss.:
COUNTY OF FULTON  )


                  On this ___ day of January, 1996, before me personally came ___________________ and _____________________, to me known, who, being by me duly sworn, did depose and say that they are, respectively, the ____________________and _____________________ of EDITEK, INC., the corporation described herein and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that they signed thereto by like order.

                                               Sworn  to  and subscribed  before
                                               me this ___ day of January, 1996.


                                               Notary Public

                                                        [NOTARIAL SEAL]

                                               My Commission Expires:

                                    EXHIBIT A


                                                                     Patent
                      Patent Name                                    Number                     Issue Date
Rapid Radioimmunoassay Product and Method of Making and             4,399,229                    08/16/83
Using Same

Rotary Fluid Manipulator                                            4,938,927                    07/03/90

Rotary Fluid Manipulator                                            5,141,875                    08/25/92

Test Kit for Determining the Presence of Organic                    4,900,663                    02/13/90
Materials and Method of Utilizing Same

Test Kit for Determining the Presence of Organic                    5,240,844                    08/13/93
Materials and Method of Utilizing Same

Suspension Liquid Separator                                         4,696,797                    09/29/87

Multi-Layered Test Card for the Determination of                    5,202,268                    04/13/93
Substances in Liquids

Device for Analysis for Constituents in Biological Fluids           5,435,970                    07/25/90

Animal Cage and Method                                              4,593,650                    06/10/86
Method for Preserving Plated Media and Products                     4,709,819                    12/01/87
